                             OCC ACCUMULATION TRUST

                                   MANAGED BY
                           [LOGO OF OPCAP ADVISORS]

     We are pleased to report on the investment activities and results of the portfolios in the OCC Accumulation Trust in 1997, an excellent year for investors. The U.S. stock market rose sharply for the third year in a row, and long-term Treasury bonds advanced also, providing total returns well above the rate of inflation. International stock markets as a group provided positive returns, although generally below those of the U.S. stock market.

     All the equity portfolios in the OCC Accumulation Trust performed well in this strong market environment, with each ranking in the upper half of its mutual fund category. We consider this performance to be quite favorable, especially in light of our risk-averse investment approach which does not always keep up with the popular stock market indexes when prices are rising sharply. By investing in superior businesses that we consider to be undervalued, we seek to achieve consistent results in rising markets and avoid large losses in declining markets. Our objective is to deliver superior investment returns over time, with less volatility and risk than the market indexes. In fact, each of the equity portfolios in the OCC Accumulation Trust has an excellent long-term performance record.

     A dominant factor driving the U.S. stock market for most of 1997 was a continued favorable economic environment of low inflation, declining interest rates, moderate economic growth and improving corporate profits. However, late in the year investment markets worldwide were affected by the Asian 'financial crisis.' The U.S. stock market became more volatile in November and December and stock prices in some markets outside the United States fell precipitously, especially in Asia.

     We believe it is unlikely the Asian crisis will drag the U.S. economy into a severe recession. Nonetheless, we would not be surprised to see a high level of stock market volatility until the full extent and impact of the Asian economic downturn becomes more clear. We are not overly concerned about this prospect, since volatility creates opportunities to buy stocks we like at favorable prices.

     We continue to invest for the long term in superior businesses that are reasonably valued, especially those which generate a high level of cash throughout the economic cycle. By being disciplined in our value approach, we seek to control risk and match or exceed our benchmarks regardless of economic or market trends.

                                EQUITY PORTFOLIO

     The Equity Portfolio had a favorable year in 1997, delivering a strong performance relative to its peers in Lipper's Variable Insurance Products Performance Service Report capital appreciation category. The Portfolio's total return of 26.6% compared with an average total return of 21.5% for the funds in this Lipper universe. The Portfolio's performance was 13th among the 44 funds in the Lipper capital appreciation category.

     Like most other diversified funds, the Portfolio trailed the 33.4% return of the Standard & Poor's 500 Index with dividends included (S&P 500). The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization, and its strong 1997 gain was driven primarily by a limited number of large-capitalization stocks.

     While we are never happy to lag the S&P 500, we believe our performance relative to the index was satisfactory given our above-average cash position and the risk-averse nature of our investment philosophy. We do not necessarily expect to keep pace with the S&P 500 in periods of rapidly increasing stock prices. Our philosophy is more attuned to the idea of achieving consistent results in rising markets and avoiding large losses in declining markets. In this way, we seek to deliver superior returns over time, with less risk than the S&P 500.

     In the second half of 1997, the Portfolio provided a total return of 11.4% compared with 10.6% for the
S&P 500.

     The Portfolio has delivered excellent returns in its Lipper category over extended periods. For the five years ended December 31, 1997, its average annual total return of 19.4%* compared with an average annual total return of 16.5% for the funds in the Lipper capital appreciation category and an average annual total return of 20.3% for the S&P 500. The Portfolio's five-year performance was fifth among the 22 funds in this Lipper category. Since its inception on August 1, 1988, the Portfolio has generated an average annual total return of 17.6%*, compared with 17.8% for the S&P 500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

     We have achieved these results by being disciplined in our philosophy of investing in superior companies which have strong competitive positions, generate high cash flow and effectively deploy that cash to benefit shareholders. Moreover, we want to buy the shares of these superior companies at reasonable prices. Unlike more aggressive investors, we will not overpay for a stock, no matter how much we like the company. Paying too much simply makes it harder to achieve an investment profit.

     As the stock market rose in 1997, we maintained an above-average cash position because it became somewhat difficult to find superior companies that were underpriced. As of December 31, 1997, the Portfolio's net assets were allocated 87% to common stocks and 13% to cash and cash equivalents. This cash position provides a resource to purchase quality stocks opportunistically when they become available at prices we like. We believe the Portfolio's large cash position should serve shareholders well in the weeks ahead if the Asian financial crisis continues to buffet the stock market.

     During the second half of 1997, we established new positions in a number of companies, including Omnicom Group, Textron, Inc., Sysco Corp. and Diageo plc, among others. Diageo is a premier global consumer products company formed through the merger of two consumer products giants--Grand Metropolitan plc and Guinness plc. Its well-known brands include Burger King, Pillsbury, Guinness and Smirnoff.

     Among the positions that were reduced or eliminated during the half were Boeing Co., CSX Corp. and Shaw Industries.

     The Portfolio's five largest equity positions at December 31, 1997 were ACE, Ltd., a Bermuda-based provider of excess directors and officers liability insurance, representing 5.6% of the Portfolio's net assets; EXEL Ltd., a strongly capitalized specialty insurance company headquartered in Bermuda, 5.4% of net assets; Lockheed Martin Corp., a major aerospace and defense contractor, 3.8% of net assets; General Re Corp., a leading insurance company, 3.7% of net assets; and Caterpillar, Inc., which manufactures earth-moving equipment and diesel engines, 3.4% of net assets.

     Major equity industry positions at the end of December were in the insurance sector, 22.0% of the Portfolio's net assets; miscellaneous financial services, 6.3% of net assets; banking, 5.9% of net assets; food services, 5.5% of net assets; and machinery, 5.4% of net assets.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
        OCC ACCUMULATION TRUST EQUITY PORTFOLIO FROM INCEPTION (8/1/88)*
              THROUGH 12/31/97 AND TOTAL RETURN ON S&P 500 INDEX+

                         AVERAGE ANNUAL TOTAL RETURN
                 -------------------------------------------
                 1 YEAR     5 YEAR     SINCE AUGUST 1, 1988*
                 ------     ------     ---------------------
                  26.6%      19.4%             17.6%

                             [PERFORMANCE GRAPH]

                   Date     S&P 500 Index+   Equity Portfolio
                 --------   --------------   ----------------
                  8/1/88       $10,000           $10,000
                 12/31/88      $10,383           $10,190
                 12/31/89      $13,673           $12,500
                 12/31/90      $13,249           $12,223
                 12/31/91      $17,285           $16,038
                 12/31/92      $18,602           $18,909
                 12/31/93      $20,475           $20,393
                 12/31/94      $20,746           $21,171
                 12/31/95      $28,542           $29,396
                 12/31/96      $35,095           $36,264
                 12/31/97      $46,804           $45,920


The performance graph does not reflect charges imposed by the Variable Accounts.

Past performance is not predictive of future performance.

Assumes reinvestment of all dividends and distributions.

+ With dividends

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the 'Old Trust'), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the 'Present Trust')--at which time the Present Trust commenced operations. The total net assets of the Equity Portfolio immediately after the transaction were $86,789,755 in the Old Trust and $3,764,598 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Equity Portfolio of the Present Trust reflect the performance of the Equity Portfolio of the Old Trust.

                              SMALL CAP PORTFOLIO

     The Small Cap Portfolio performed well in 1997. Its total return of 22.2% exceeded the 19.6% average total return for the small cap funds monitored by Lipper's Variable Insurance Products Performance Analysis Service and trailed slightly the 22.4% return of the Russell 2000 Index with dividends included (Russell 2000), a widely followed benchmark which includes smaller capitalization stocks. The Portfolio's performance was 22nd among the 59 funds in the Lipper small cap fund category.

     The small cap market sprang to life in the third quarter, outperforming large capitalization stocks, then lagged in the fourth quarter due in part to investor concerns about the impact of the Asian financial crisis. Apart from the third quarter, small caps as a class have now underperformed large caps for three years. We believe many quality small cap issues are undervalued at this time.

     We achieved strong returns in 1997 despite maintaining a relatively defensive investment posture throughout the year. At December 31, 1997, the Portfolio's net assets were allocated 12% to cash and cash equivalents and 88% to common stocks. By being somewhat defensive in our investment posture, and by continuing to invest in reasonably valued companies based on their business fundamentals, we avoided the dramatic price volatility experienced by many small cap investors in 1997.

     The Portfolio's total return in the second half of 1997 was 6.6%, compared with 11.0% for the Russell 2000.

     For the five years ended December 31, 1997, the Portfolio provided an average annual total return of 14.6%*, compared with an average of 17.0% for the funds in the Lipper small cap category and 16.4% for the Russell 2000. The Portfolio's five-year performance was sixth among the eight funds in this Lipper universe. From its inception on August 1, 1988 through December 31, 1997, the Portfolio generated an average annual total return of 15.5%*, exceeding the 14.0% average annual total return of the Russell 2000. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     The five stocks which contributed most to performance in 1997 were E.W. Blanch Holdings, Keystone International, ACC Corp., International Imaging Materials and WestPoint Stevens. The five which detracted most were Nu-Kote Holding, Katz Media Group, Repap Enterprises, Moneygram Payment Systems and CommScope. CommScope is the only one of those five still owned by the Portfolio. It manufactures electronic and fiber-optic cables for telecommunications and cable television.

     We invest in companies that have a significant record of earnings and revenue growth, generate sizable free cash flow, have high cash flow returns on assets and have quality balance sheets. We purchase these companies at attractive multiples relative to the market and to where they have traded in the past.

     WestPoint Stevens highlights the characteristics we look for in a company. It is the leading U.S. manufacturer of sheets and towels. It is well managed and strongly profitable, has excellent growth prospects and is attuned to the interests of shareholders. Generating significant free cash flow, the company reinvests a portion of this money in its business at high rates of return and uses a portion for an aggressive share repurchase program. By reducing the number of shares outstanding, it increases the value of those remaining. Despite these superior business characteristics, the stock trades at what we consider to be a modest valuation.

     In the second half of the year, we established new positions or added to existing positions in an array of companies such as Watkins-Johnson Co., which makes semiconductor manufacturing equipment and electronic products; Belden, Inc., which manufactures wire and cable; and National Patent Development Corp., a holding company which owns General Physics, a provider of training to business and government.

     We eliminated or reduced such stocks as EG&G, Inc., Exabyte Corp., Jason, Inc. and Security Capital Industrial Trust.

     At December 31, 1997, the Portfolio's five largest equity positions were Wang Laboratories, Inc., a systems integration and computer maintenance firm, representing 4.1% of net assets; RenaissanceRe Holdings, a Bermuda-based insurance company, 3.5% of net assets; A. Schulman, Inc., which produces plastics and resins, 3.0% of net assets; The BISYS Group, Inc., which provides data processing services for financial institutions, 2.6% of net assets; and Flowserve Corp., which manufactures fluid handling equipment including pumps and valves, 2.5% of net assets.

     Major equity industry positions were in the insurance sector, representing 16.0% of the Portfolio's net assets; manufacturing, 10.2% of net assets; electronics, 7.9% of net assets; technology, 7.2% of net assets; and machinery/engineering, 5.9% of net assets.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      OCC ACCUMULATION TRUST SMALL CAP PORTFOLIO FROM INCEPTION (8/1/88)*
            THROUGH 12/31/97 AND TOTAL RETURN ON RUSSELL 2000 INDEX+

                         AVERAGE ANNUAL TOTAL RETURN
                 -------------------------------------------
                 1 YEAR     5 YEAR     SINCE AUGUST 1, 1988*
                 ------     ------     ---------------------
                  22.2%     14.6%             15.5%

                             [PERFORMANCE GRAPH]

               Date     Small Cap Portfolio   Russell 2000 Index+
             --------   -------------------   -------------------
              8/1/88          $10,000               $10,000
             12/31/88         $10,190               $ 9,936
             12/31/89         $12,060               $11,549
             12/31/90         $10,883               $ 9,295
             12/31/91         $16,120               $13,575
             12/31/92         $19,584               $16,076
             12/31/93         $23,405               $19,113
             12/31/94         $23,169               $18,778
             12/31/95         $26,698               $24,121
             12/31/96         $31,696               $28,099
             12/31/97         $38,745               $34,383

The performance graph does not reflect charges imposed by the Variable Accounts.

Past performance is not predictive of future performance.

Assumes reinvestment of all dividends and distributions.

+ With dividends

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the 'Old Trust'), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the 'Present Trust')--at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

                               MANAGED PORTFOLIO

     The Managed Portfolio continued in 1997 as one of the top-performing funds in Lipper's Variable Insurance Products Performance Analysis Service Report flexible portfolio funds category, and was ranked number two in this category for the five years ended December 31, 1997.

     In 1997, the Portfolio had a total return of 22.3%, exceeding the average total return of 18.9% for the funds in the Lipper flexible portfolio category. The Portfolio's performance was 16th among the 84 flexible portfolio funds monitored by Lipper. The Portfolio invests in stocks, bonds and cash equivalents, with a bias toward stocks, which have outperformed other classes of investments for nearly every five-year period since the Depression.

     Like most funds, the Portfolio trailed the return of 33.4% with dividends included for the Standard & Poor's 500 Index (S&P 500) in 1997. The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization, and its strong 1997 gain was driven primarily by a limited number of large-capitalization stocks. The Portfolio's total return in the second half of the year was 7.3%, compared with 10.6% for the S&P 500.

     Our goal is to be long-term investors in superior businesses that can increase the value of shareholders' capital through all market conditions. The objectives of our strategy are: a) preserve capital, don't lose it; and b) generate excellent returns for the Portfolio's shareholders. By consistently applying this philosophy, we have generated highly favorable returns over extended periods.

     For instance, for the five years ended December 31, 1997, the Portfolio's average annual return total return was 19.9%*, compared with an average annual total return of 13.3% for the funds in the Lipper flexible portfolio category and the average annual return of 20.3% for the S&P 500. The Portfolio's five-year performance ranked second among the 55 funds in this Lipper universe. Since its inception on August 1, 1988, the Portfolio has provided an average annual total return of 20.3%*, surpassing the 17.8% average annual return for the S&P 500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

     We performed well in 1997 despite having a large cash position in a rising stock market. The Portfolio's cash reserve of 28% of assets at the end of December is a buffer against market volatility. We plan to use this cash to buy stocks we like whenever they are available at attractive prices.

     The recent volatility of the U.S. dollar and other currencies, coupled with the Asian financial crisis, have caused some investors to be concerned about the outlook for large U.S. multinational companies. As a result, some of these companies' stocks fared worse in 1997 than more purely domestic companies. Such companies owned by the Portfolio include McDonald's Corp. and Citicorp. While one cannot take lightly the impact of the current economic difficulties in Asia, we believe each of the multinational businesses owned by the Portfolio will benefit substantially over the longer term, even if experiencing some short-term earnings weakness. For instance, one of McDonald's biggest challenges in Asia had been the very high cost of store locations in cities. These locations are now 'on sale' for roughly half price in many locations.

     During the second half of the year, we established a new position in the common stock of Diageo plc, a premier global consumer products company. Diageo was formed through the recent merger of two consumer products giants--Grand Metropolitan plc and Guinness plc. Its well-known brands include Burger King, Pillsbury and Smirnoff, among many others.

     Another new position was Dow Chemical Co., a leading producer of chemicals and plastics. Dow is in the process of divesting its underperforming businesses to concentrate on those businesses with the highest returns and strongest prospects. This contrasts with a strategy throughout most of the 1980s of seeking to increase revenues and grow the company's so-called specialty businesses without regard to return on capital. In addition to its new strategy of focusing on its strengths, Dow is increasing shareholder value by repurchasing shares.

     During the half, we also established new positions in such stocks as Nike, Inc., Solutia, Inc. and Time Warner, Inc.

     We sold the Portfolio's holdings of Freeport McMoRan Copper & Gold and Union Pacific Corp. and reduced several other holdings.

     The Portfolio's five largest equity positions at December 31, 1997 were McDonald's Corp., a premier fast-food company with growing global markets, representing 4.0% of net assets; Time Warner, Inc., a leading media and entertainment company, 4.0% of net assets; Federal Home Loan Mortgage Corp. (Freddie Mac), the second largest insurer of home mortgages in the United States, 3.9% of net assets; Wells Fargo & Co., a leading bank in the Western United States, representing 3.9% of net assets; and Caterpillar, Inc., which manufactures earth-moving equipment and diesel engines, 3.9% of net assets.

     Major equity industry positions were in the banking sector, 12.5% of the Portfolio's net assets; chemicals, 9.5% of net assets; miscellaneous financial services, 8.4% of net assets; food services, 6.6% of net assets; and aerospace and defense, 5.9% of net assets.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
       OCC ACCUMULATION TRUST MANAGED PORTFOLIO FROM INCEPTION (8/1/88)*
              THROUGH 12/31/97 AND TOTAL RETURN ON S&P 500 INDEX+

                         AVERAGE ANNUAL TOTAL RETURN
                 -------------------------------------------
                 1 YEAR     5 YEAR     SINCE AUGUST 1, 1988*
                 ------     ------     ---------------------
                  22.3%      19.9%             20.3%

                             [PERFORMANCE GRAPH]

                   Date     Managed Portfolio   S&P 500 Index
                 --------   -----------------   -------------
                  8/1/88         $10,000           $10,000
                 12/31/88        $10,440           $10,383
                 12/31/89        $13,839           $13,673
                 12/31/90        $13,336           $13,249
                 12/31/91        $19,468           $17,285
                 12/31/92        $23,098           $18,602
                 12/31/93        $25,498           $20,475
                 12/31/94        $26,165           $20,746
                 12/31/95        $38,082           $28,542
                 12/31/96        $46,755           $35,095
                 12/31/97        $57,180           $46,804

The performance graph does not reflect charges imposed by the Variable Accounts.

Past performance is not predictive of future performance.

Assumes reinvestment of all dividends and distributions.

+ With dividends

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the 'Old Trust'), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the 'Present Trust')--at which time the Present Trust commenced operations. The total net assets of the Managed Portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

                        U.S. GOVERNMENT INCOME PORTFOLIO

     The U.S. Government Income Portfolio is intended for investors seeking high current income from investments in Government securities. The Portfolio invests in debt obligations issued or guaranteed by the U.S. Government and its agencies or intermediaries. These issues are considered to carry the least credit risk. The Portfolio invests primarily in intermediate-term securities and places a priority on maintaining a relatively stable net asset value per share.

     In 1997, the total return of the Portfolio was 7.0%, compared with 7.9% for the Lehman Brothers Intermediate Government Bond Index (Lehman Index) and an average of 8.7% for the funds in the Lipper U.S. Government fund category. The Portfolio provided an average annual total return of 7.7% from its inception on January 3, 1995 through December 31, 1997, versus 8.6% for the Lehman Index. Returns take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     We have been taking steps to improve the Portfolio's performance and deliver favorable returns to shareholders. Most importantly, we have been refocusing the Portfolio to longer bond maturities to capture higher yields. The average maturity of the Portfolio was approximately 6.3 years at December 31, 1997, up from approximately 3.8 years a year earlier.

     In addition, we have been increasing the Portfolio's holdings of U.S. Treasury securities, where we find attractive value at this time. Prices of U.S. Treasuries benefited late in the year from a 'flight to quality' in the wake of the Asian financial crisis. At the end of December 1997, the Portfolio's assets were allocated 49% to U.S. Treasury securities, 33% to U.S. Government agency securities, 10% to mortgage-related securities, 7% to corporate notes, and 1% to cash and cash equivalents.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
OCC ACCUMULATION TRUST U.S. GOVERNMENT INCOME PORTFOLIO FROM INCEPTION (1/3/95)
   THROUGH 12/31/97 AND TOTAL RETURN ON LEHMAN INTERMEDIATE GOV'T. BOND INDEX

                         AVERAGE ANNUAL TOTAL RETURN
                 -------------------------------------------
                 1 YEAR     5 YEAR     SINCE JANUARY 3, 1995
                 ------     ------     ---------------------
                  7.0%       N/A                7.7%

                             [PERFORMANCE GRAPH]

                                            Lehman Intermediate
                         U.S. Government      Government Bond
                Date     Income Portfolio          Index
              --------   ----------------   -------------------
               1/3/95         $10,000             $10,000
              12/31/95        $11,313             $11,441
              12/31/96        $11,655             $11,906
              12/31/97        $12,475             $12,825

The performance graph does not reflect charges imposed by the Variable Accounts.

Past performance is not predictive of future performance.

Assumes reinvestment of all dividends and distributions.

                             MONEY MARKET PORTFOLIO

     The Money Market Portfolio seeks maximum current income consistent with stability of principal and liquidity. The seven-day compounded yield of the Portfolio was 4.45% as of December 31, 1997. The average dollar-weighted portfolio maturity was 14 days.

     We manage the Portfolio conservatively, recognizing that shareholders of money market funds view liquidity and safety of principal as their most important objectives. Safety of principal is our first priority. Rather than subjecting the Money Market Portfolio to additional risk to achieve a higher return, we maintain a rigorous approach to analyzing and investing in quality credits. These include the short-term securities of leading financial institutions and industrial companies in the United States and abroad, as well as marketable obligations of the United States Government, its agencies and instrumentalities. At December 31, 1997, 78% of the Portfolio's net assets were allocated to short-term corporate notes, with the remaining assets invested in U.S. Government agency securities.

     Although the Money Market Portfolio seeks to maintain its share price at $1.00, an investment in the Portfolio is not guaranteed or insured by the U.S. Government, and there is no assurance that the Portfolio will maintain a constant price of $1.00 per share.

OCC ACCUMULATION TRUST                                         DECEMBER 31, 1997
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

                               EQUITY PORTFOLIO

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTES -- 4.3%
 $  380,000    Federal Farm Credit Bank, 5.58%, 2/11/98            $    377,585
    875,000    Federal Home Loan Bank, 5.76%, 1/16/98                   872,900
                                                                   ------------
Total U.S. Government Agency Notes (cost -- $1,250,485)            $  1,250,485
                                                                   ------------
SHORT-TERM CORPORATE NOTES -- 8.6%

AUTOMOTIVE -- 1.8%
 $  515,000    General Motors Acceptance Corp., 5.78%, 1/7/98      $    514,504
                                                                   ------------
MACHINERY/ENGINEERING -- 1.2%
    355,000    Deere (John) Capital Corp., 5.75%, 1/7/98                354,660
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 4.6%
    155,000    American Express Credit Corp., 5.70%, 1/8/98             154,828
  1,175,000    Associates Corp., N.A., 5.75%, 1/26/98                 1,170,308
                                                                   ------------
                                                                      1,325,136
                                                                   ------------
RETAIL -- 1.0%
    275,000    Sears Roebuck Acceptance Corp., 5.88%, 1/22/98           274,057
                                                                   ------------
Total Short-Term Corporate Notes (cost -- $2,468,357)              $  2,468,357
                                                                   ------------

-------------------------------------------------------------------------------
SHARES                                                                    VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 87.3%

ADVERTISING -- 2.6%
     17,600    Omnicom Group                                       $    745,800
                                                                   ------------
AEROSPACE/DEFENSE -- 3.8%
     11,000    Lockheed Martin Corp.                                  1,083,500
                                                                   ------------
AUTOMOTIVE -- 2.1%
     17,560    LucasVarity Corp. plc ADR                                612,405
                                                                   ------------
BANKING -- 5.9%
      6,556    Citicorp                                                 828,924
      2,533    Wells Fargo & Co.                                        859,795
                                                                   ------------
                                                                      1,688,719
                                                                   ------------
BUILDING & CONSTRUCTION -- 2.6%
     10,000    Armstrong World Industries, Inc.                         747,500
                                                                   ------------
CHEMICALS -- 4.2%
      7,000    du Pont (E.I.) de Nemours & Co.                          420,438
      7,698    Hercules, Inc.                                           385,381
      8,910    Monsanto Co.                                             374,220
        982    Solutia, Inc.                                             26,207
                                                                   ------------
                                                                      1,206,246
                                                                   ------------
COMPUTER SERVICES -- 1.2%
     12,000    Sabre Group Holdings, Inc.*                         $    346,500
                                                                   ------------
CONGLOMERATES -- 3.3%
      4,312    General Electric Co.                                     316,393
     10,000    Textron, Inc.                                            625,000
                                                                   ------------
                                                                        941,393
                                                                   ------------
CONSUMER PRODUCTS -- 1.2%
      5,844    Avon Products, Inc.                                      358,676
                                                                   ------------
DRUGS & MEDICAL PRODUCTS -- 2.4%
     14,042    Becton, Dickinson & Co.                                  702,100
                                                                   ------------
ELECTRONICS -- 2.7%
      8,076    Arrow Electronics, Inc.*                                 261,965
      8,000    Avnet, Inc.                                              528,000
                                                                   ------------
                                                                        789,965
                                                                   ------------

FOOD SERVICES -- 5.5%
      4,300    Diageo plc ADR                                           162,862
     13,500    McDonald's Corp.                                         644,625
     17,000    Sysco Corp.                                              774,563
                                                                   ------------
                                                                      1,582,050
                                                                   ------------
HEALTH & HOSPITALS -- 3.2%
     27,750    Tenet Healthcare Corp.*                                  919,219
                                                                   ------------
INSURANCE -- 22.0%
     16,700    ACE Ltd.                                               1,611,550
      7,372    AFLAC, Inc.                                              376,894
      1,893    American International Group, Inc.                       205,864
     14,000    Everest Reinsurance Holdings, Inc.                       577,500
     24,452    EXEL Ltd.                                              1,549,645
      5,000    General Re Corp.                                       1,060,000
      7,000    Mid Ocean Ltd.                                           379,750
     13,000    RenaissanceRe Holdings Ltd.                              573,625
                                                                   ------------
                                                                      6,334,828
                                                                   ------------
LEISURE -- 2.7%
     14,000    Carnival Corp.                                           775,250
                                                                   ------------
MACHINERY/ENGINEERING -- 5.4%
     20,000    Caterpillar, Inc.                                        971,250
     16,000    Dover Corp.                                              578,000
                                                                   ------------
                                                                      1,549,250
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 6.3%
     19,912    Countrywide Credit Industries, Inc.                      853,727
     22,620    Federal Home Loan Mortgage Corp.                         948,626
                                                                   ------------
                                                                      1,802,353
                                                                   ------------
PRINTING/PUBLISHING -- 3.1%
     11,000    Donnelley (R.R.) & Sons Co.                              409,750
     12,000    Reed International, Inc., plc ADR                        493,500
                                                                   ------------
                                                                        903,250
                                                                   ------------
* Non-income producing security.

OCC ACCUMULATION TRUST                                         DECEMBER 31, 1997
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SHARES                                                                    VALUE
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

RETAIL -- 2.5%
     13,888    May Department Stores Co.                           $    731,724
                                                                   ------------
TELECOMMUNICATIONS -- 1.2%
      6,000    Sprint Corp.                                             351,750
                                                                   ------------
TRANSPORTATION -- 3.4%
      4,300    AMR Corp.*                                               552,550
     16,000    Canadian Pacific Ltd.                                    436,000
                                                                   ------------
                                                                        988,550
                                                                   ------------
Total Common Stocks (cost -- $17,243,294)                          $ 25,161,028
                                                                   ------------
Total Investments (cost -- $20,962,136)                   100.2%   $ 28,879,870
Liabilities in Excess of Other Assets                      (0.2)        (59,892)
                                                          -----    ------------
Total Net Assets                                          100.0%   $ 28,819,978
                                                          -----    ------------
                                                          -----    ------------

                             SMALL CAP PORTFOLIO

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTES -- 2.6%
$ 2,645,000    Federal Home Loan Bank, 5.72%, 1/2/98               $  2,644,580
    240,000    Federal Home Loan Mortgage Corp.,
                 5.38%, 1/6/98                                          239,820
                                                                   ------------
Total U.S. Government Agency Notes (cost -- $2,884,400)            $  2,884,400
                                                                   ------------

SHORT-TERM CORPORATE NOTES -- 12.9%

AUTOMOTIVE -- 1.7%
$ 1,931,000    Ford Motor Credit Co., 5.88%, 1/6/98                $  1,929,423
                                                                   ------------
CONGLOMERATES -- 2.4%
               General Electric Capital Corp.,
  1,113,000      5.50%, 1/6/98                                        1,112,150
  1,549,000      5.80%, 1/6/98                                        1,547,752
                                                                   ------------
                                                                      2,659,902
                                                                   ------------
MACHINERY/ENGINEERING -- 3.6%
  4,000,000    Deere (John) Capital Corp., 5.75%, 1/7/98              3,996,167
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 5.2%
               Household Financial Corp.,
    470,000      5.80%, 1/13/98                                         469,092
  3,162,000      5.85%, 1/13/98                                       3,155,834
  2,091,000    Norwest Financial Inc., 5.72%, 2/3/98                  2,080,036
                                                                   ------------
                                                                      5,704,962
                                                                   ------------
Total Short-Term Corporate Notes (cost -- $14,290,454)             $ 14,290,454
                                                                   ------------

-------------------------------------------------------------------------------
SHARES                                                                    VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 88.1%

AUTOMOTIVE -- 1.2%
     25,900    Borg-Warner Automotive, Inc.                        $  1,346,800
                                                                   ------------
BUILDING & CONSTRUCTION -- 2.7%
    100,000    Champion Enterprises, Inc.*                            2,056,250
     60,200    Chicago Bridge & Iron Co.                                978,250
                                                                   ------------
                                                                      3,034,500
                                                                   ------------
CHEMICALS -- 5.6%
     34,600    McWhorter Technologies, Inc.*                            890,950
    132,800    Schulman (A.), Inc.                                    3,336,600
     73,400    Triarc Companies, Inc.*                                2,000,150
                                                                   ------------
                                                                      6,227,700
                                                                   ------------
COMPUTER SERVICES -- 4.4%
     85,300    BA Merchants Services, Inc.*                           1,514,075
     59,367    BancTec, Inc.*                                         1,591,778
     50,600    National Data Corp.                                    1,827,925
                                                                   ------------
                                                                      4,933,778
                                                                   ------------

DRUGS & MEDICAL PRODUCTS -- 2.3%
     36,400    Dentsply International, Inc.                           1,110,200
     37,800    SpaceLabs Medical, Inc.*                                 718,200
     36,800    Vital Signs, Inc.                                        717,600
                                                                   ------------
                                                                      2,546,000
                                                                   ------------
ELECTRONICS -- 7.9%
     83,100    Exar Corp.*                                            1,371,150
    143,500    General Semiconductor, Inc.*                           1,659,219
     27,120    Oak Industries, Inc.*                                    805,125
     23,200    Tracor, Inc.*                                            704,700
     91,700    Watkins-Johnson Co.                                    2,378,469
     49,900    Watts Industries, Inc.                                 1,412,793
     22,000    Woodhead Industries, Inc.                                412,500
                                                                   ------------
                                                                      8,743,956
                                                                   ------------
ENERGY -- 6.6%
     46,600    Basin Exploration, Inc.                                  827,150
     87,700    Cabot Oil & Gas Corp.                                  1,704,669
     46,300    KCS Energy, Inc.                                         960,725
     19,300    Newfield Exploration Co.*                                449,931
     35,800    Nuevo Energy Co.*                                      1,458,850
     53,100    St. Mary Land & Exploration Co.                        1,858,500
                                                                   ------------
                                                                      7,259,825
                                                                   ------------
HEALTH & HOSPITALS -- 3.1%
     98,500    Magellan Health Services, Inc.*                        2,117,750
     51,300    Trigon Healthcare, Inc.*                               1,340,213
                                                                   ------------
                                                                      3,457,963
                                                                   ------------
INSURANCE -- 16.0%
     83,300    CNA Surety Corp.*                                      1,285,944
     51,500    Corvel Corp.*                                          1,944,125
     55,522    Delphi Financial Group, Inc.*                          2,498,490
     19,000    Enhance Financial Services Group, Inc.                 1,130,500
     57,000    E.W. Blanch Holdings, Inc.                             1,962,937
     78,600    Gryphon Holdings, Inc.*                                1,316,550
     46,000    Horace Mann Educators Corp.                            1,308,125
     86,800    RenaissanceRe Holdings Ltd.                            3,830,050
     95,600    United Wisconsin Services, Inc.                        2,461,700
                                                                   ------------
                                                                     17,738,421
                                                                   ------------
* Non-income producing security.

OCC ACCUMULATION TRUST                                         DECEMBER 31, 1997
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SHARES                                                                    VALUE
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

MACHINERY/ENGINEERING -- 5.9%
     50,000    Ametek, Inc.                                        $  1,350,000
     99,100    Flowserve Corp.                                        2,768,606
     56,200    Kaydon Corp.                                           1,833,525
     14,200    Medusa Corp.                                             593,738
                                                                   ------------
                                                                      6,545,869
                                                                   ------------
MANUFACTURING -- 10.2%
    243,900    Baldwin Technology, Inc. (Class A)*                    1,219,500
     26,300    Belden, Inc.                                             927,075
     61,700    Easco, Inc.                                              817,525
     63,900    Guilford Mills, Inc.                                   1,749,263
    141,000    Lydall, Inc.*                                          2,749,500
     83,300    National Patent Development Corp.*                     1,155,787
     81,200    OmniQuip International, Inc.                           1,618,925
     38,200    Roper Industries, Inc.                                 1,079,150
                                                                   ------------
                                                                     11,316,725
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 2.6%
     85,300    The BISYS Group, Inc.*                                 2,836,225
                                                                   ------------
PAPER PRODUCTS -- .8%
     42,300    Rock-Tenn Co.                                            867,150
                                                                   ------------
PRINTING/PUBLISHING -- 3.0%
     29,400    Bowne & Co., Inc.                                      1,172,325
     19,800    Harland (John. H.) Co.                                   415,800
    120,000    Hollinger International, Inc.                          1,680,000
                                                                   ------------
                                                                      3,268,125
                                                                   ------------
REAL ESTATE -- .2%
        114    Security Capital Group, Inc. (Class A)*                  179,798
                                                                   ------------
RETAIL -- .4%
     13,000    Longs Drugs Stores Corp.                                 417,625
                                                                   ------------

TECHNOLOGY -- 7.2%
    201,500    Auspex Systems, Inc.*                                  2,015,000
     32,400    Harman International Industries, Inc.                  1,374,975
    204,900    Wang Laboratories, Inc.*                               4,533,412
                                                                   ------------
                                                                      7,923,387
                                                                   ------------
TELECOMMUNICATIONS -- 3.4%
     13,700    ACC Corp.*                                               691,850
    101,000    CommScope, Inc.*                                       1,357,187
     36,200    TCA Cable TV, Inc.                                     1,665,200
                                                                   ------------
                                                                      3,714,237
                                                                   ------------
TEXTILES/APPAREL -- 3.7%
     34,000    Burlington Industries, Inc.*                             469,625
    106,800    Paxar Corp.                                            1,581,975
     42,500    Westpoint Stevens, Inc. (Class A)*                     2,008,125
                                                                   ------------
                                                                      4,059,725
                                                                   ------------
TRANSPORTATION -- .9%
     63,750    Interpool, Inc.                                          944,297
                                                                   ------------
Total Common Stocks (cost -- $87,731,210)                          $ 97,362,106
                                                                   ------------
Total Investments (cost -- $104,906,064)                  103.6%   $114,536,960
Liabilities in Excess of Other Assets                      (3.6)     (3,972,454)
                                                          -----    ------------
Total Net Assets                                          100.0%   $110,564,506
                                                          -----    ------------
                                                          -----    ------------

                              MANAGED PORTFOLIO

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTES -- 1.0%
$ 4,810,000    Federal Home Loan Bank, 5.68%, 1/6/98
                 (cost -- $4,806,225)                              $  4,806,225
                                                                   ------------

SHORT-TERM CORPORATE NOTES -- 27.3%

AUTOMOTIVE -- 7.3%
               Ford Motor Credit Co.,
$17,670,000      5.71%, 1/5/98                                     $ 17,658,789
  1,425,000      5.75%, 1/28/98                                       1,418,855
 15,000,000    General Motors Acceptance Corp., 5.78%, 1/7/98        14,985,550
                                                                   ------------
                                                                     34,063,194
                                                                   ------------
INSURANCE -- 1.0%
  4,695,000    Prudential Funding Corp., 5.73%, 2/2/98                4,671,087
                                                                   ------------
MACHINERY/ENGINEERING -- 3.6%
 17,000,000    Deere (John) Capital Corp., 5.55%, 2/4/98             16,910,892
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 11.9%
 15,000,000    Associates Corp., N.A., 5.75%, 1/26/98                14,940,104
               Household Finance Corp.,
  3,790,000      5.80%, 1/12/98                                       3,783,283
  4,952,000      5.85%, 1/12/98                                       4,943,149
               Merrill Lynch & Co., Inc.,
  2,980,000      5.84%, 1/15/98                                       2,973,232
 13,020,000      5.88%, 1/15/98                                      12,990,228
 15,770,000    Norwest Financial Inc., 5.72%, 2/2/98                 15,689,818
                                                                   ------------
                                                                     55,319,814
                                                                   ------------
RETAIL -- 2.6%
               Sears Roebuck Acceptance Corp.,
  5,095,000      5.88%, 1/22/98                                       5,077,524
  7,135,000      5.90%, 1/22/98                                       7,110,444
                                                                   ------------
                                                                     12,187,968
                                                                   ------------
TECHNOLOGY -- .9%
  4,270,000    IBM Credit Corp., 5.55%, 2/2/98                        4,248,934
                                                                   ------------
Total Short-Term Corporate Notes (cost -- $127,401,889)            $127,401,889
                                                                   ------------
U.S. TREASURY NOTES AND BONDS -- .4%
   $700,000    6.25%, 8/15/23                                      $    721,000
    630,000    7.875%, 4/15/98                                          634,234
    297,500    7.875%, 8/15/01                                          318,045
                                                                   ------------
Total U.S. Treasury Notes and Bonds (cost -- $1,509,392)           $  1,673,279
                                                                   ------------
* Non-income producing security.

OCC ACCUMULATION TRUST                                         DECEMBER 31, 1997
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SHARES                                                                    VALUE
-------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- .0%

RETAIL -- .0%
      2,478    Venture Stores, Inc., $3.25 Conv. Pfd.
                 (cost -- $102,527)                                $     26,948
                                                                   ------------

COMMON STOCKS -- 71.3%

AEROSPACE/DEFENSE -- 5.9%
    250,000    Boeing Co.                                          $ 12,234,375
    155,000    Lockheed Martin Corp.                                 15,267,500
                                                                   ------------
                                                                     27,501,875
                                                                   ------------
BANKING -- 12.5%
    155,000    BankBoston Corp.                                      14,560,313
    127,000    Citicorp                                              16,057,562
     21,000    First Empire State Corp.                               9,765,000
     53,000    Wells Fargo & Co.                                     17,990,188
                                                                   ------------
                                                                     58,373,063
                                                                   ------------
CHEMICALS -- 9.5%
     50,000    Dow Chemical Co.                                       5,075,000
    290,000    du Pont (E.I.) de Nemours & Co.                       17,418,125
     70,000    Hercules, Inc.                                         3,504,375
    310,000    Monsanto Co.                                          13,020,000
    200,000    Solutia, Inc.                                          5,337,500
                                                                   ------------
                                                                     44,355,000
                                                                   ------------
CONGLOMERATES -- 1.5%
    180,000    Tenneco, Inc.                                          7,110,000
                                                                   ------------
CONSUMER PRODUCTS -- 3.9%
    325,200    Mattel, Inc.                                          12,113,700
    150,000    Nike, Inc.                                             5,887,500
                                                                   ------------
                                                                     18,001,200
                                                                   ------------
DRUGS & MEDICAL PRODUCTS -- 1.4%
    130,000    Becton, Dickinson & Co.                                6,500,000
                                                                   ------------

ENERGY -- .5%
     70,000    Triton Energy Ltd.*                                    2,043,125
     20,000    Union Pacific Resources Group, Inc.                      485,000
                                                                   ------------
                                                                      2,528,125
                                                                   ------------
FOOD SERVICES -- 6.6%
    325,000    Diageo plc ADR                                        12,309,375
    390,000    McDonald's Corp.                                      18,622,500
                                                                   ------------
                                                                     30,931,875
                                                                   ------------
INSURANCE -- 3.8%
     74,700    ACE Ltd.                                               7,208,550
    138,600    EXEL Ltd.                                              8,783,775
     15,400    Transamerica Corp.                                     1,640,100
                                                                   ------------
                                                                     17,632,425
                                                                   ------------
MACHINERY/ENGINEERING -- 3.8%
    370,000    Caterpillar, Inc.                                     17,968,125
                                                                   ------------
MEDIA/BROADCAST -- 4.0%
    300,000    Time Warner, Inc.                                     18,600,000
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 8.4%
     70,000    American Express Co.                                $  6,247,500
    130,000    Countrywide Credit Industries, Inc.                    5,573,750
    430,000    Federal Home Loan Mortgage Corp.                      18,033,125
    160,600    Federal National Mortgage Assoc.                       9,164,237
                                                                   ------------
                                                                     39,018,612
                                                                   ------------
PAPER PRODUCTS -- 2.1%
    220,000    Champion International Corp.                           9,968,750
                                                                   ------------
PRINTING/PUBLISHING -- .2%
     25,000    Donnelley (R.R.) & Sons Co.                              931,250
                                                                   ------------
REAL ESTATE -- .5%
      1,399    Security Capital Group Inc. (Class A) *                2,209,763
                                                                   ------------
TECHNOLOGY -- 4.6%
     75,000    Computer Associates International, Inc.                3,965,625
     75,000    Intel Corp.                                            5,268,750
    420,000    National Semiconductor Corp.*                         10,893,750
     60,000    Unitrode Corp. *                                       1,290,000
                                                                   ------------
                                                                     21,418,125
                                                                   ------------

TELECOMMUNICATIONS -- 2.1%
    346,420    Tele-Communications, Inc. (Class A) *                  9,808,016
                                                                   ------------

Total Common Stocks (cost -- $260,773,590)                         $332,856,204
                                                                   ------------
Total Investments (cost -- $394,593,623)                  100.0%   $466,764,545
Other Assets in Excess of Liabilities                       0.0          26,679
                                                          -----    ------------
Total Net Assets                                          100.0%   $466,791,224
                                                          -----    ------------
                                                          -----    ------------

                       U.S. GOVERNMENT INCOME PORTFOLIO

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    VALUE
-------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 48.7%
 $  300,000    5.75%, 8/15/03                                      $    300,186
    480,000    5.875%, 1/31/99                                          481,123
    475,000    5.875%, 11/30/01                                         476,928
    160,000    6.00%, 9/30/98                                           160,450
    540,000    6.25%, 4/30/01                                           548,435
  1,150,000    6.50%, 10/15/06                                        1,204,085
    125,000    7.25%, 5/15/04                                           134,902
     85,000    7.50%, 2/15/05                                            93,420
                                                                   ------------
Total U.S. Treasury Notes (cost -- $3,326,146)                     $  3,399,529
                                                                   ------------
* Non-income producing security.

OCC ACCUMULATION TRUST                                         DECEMBER 31, 1997
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTES -- 32.8%
               Federal Farm Credit Bank,
 $   20,000      5.58%, 2/11/98                                    $     19,873
     75,000      8.65%, 10/1/99                                          78,445
               Federal Home Loan Bank,
    345,000      6.90%, 2/7/07                                          363,437
    100,000      8.09%, 12/28/04                                        111,547
    155,000      8.60%, 8/25/99                                         161,756
               Federal Home Loan Mortgage Corp.,
    175,000      6.22%, 3/24/03                                         177,242
    300,000      7.71%, 6/21/04                                         306,609
    125,000      7.75%, 11/7/01                                         132,734
    150,000      8.115%, 1/31/05                                        167,601
               Federal National Mortgage Assoc.,
     60,000      5.375%, 6/10/98                                         59,935
    150,000      9.20%, 9/11/00                                         162,421
    150,000    Private Export Funding Corp., 9.10%, 10/30/98            153,914
               Student Loan Marketing Assoc.,
     75,000      7.00%, 3/3/98                                           75,140
    100,000      7.20%, 11/9/00                                         103,578
               Tennessee Valley Authority,
    150,000      6.00%, 11/1/00                                         150,587
     65,000      8.375%, 10/1/99                                         67,701
                                                                   ------------
Total U.S. Government Agency Notes (cost -- $2,255,250)            $  2,292,520
                                                                   ------------
MORTGAGE-RELATED SECURITIES -- 10.6%
 $  278,913    Federal Home Loan Mortgage Corp., 6.00%, 9/1/12     $    274,381
               Federal National Mortgage Assoc.,
    167,835      6.50%, 5/1/26                                          166,051
    166,421      7.00%, 1/1/10                                          169,801
      6,033      9.00%, 8/1/02                                            6,201
     14,507      9.50%, 12/1/06                                          15,097
     34,042      9.50%, 3/1/19                                           36,776
     66,899      9.50%, 12/1/19                                          72,146
                                                                   ------------
Total Mortgage-Related Securities (cost -- $724,254)               $    740,453
                                                                   ------------

CORPORATE NOTES -- 6.7%

CONGLOMERATES -- 1.5%
 $  100,000    General Electric Capital Corp., 8.375%, 3/1/01      $    106,372
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 5.2%
    125,000    Associates Corp., N.A., 5.25%, 3/30/00                   122,722
    125,000    International Lease Finance Corp., 6.125%, 11/1/99       124,923
    100,000    Lehman Brothers Holdings, Inc., 8.50%, 5/1/07            111,259
                                                                   ------------
                                                                        358,904
                                                                   ------------
Total Corporate Notes (cost -- $452,401)                           $    465,276
                                                                   ------------
Total Investments (cost -- $6,758,051)                     98.8%   $  6,897,778
Other Assets in Excess of Liabilities                       1.2          85,497
                                                          -----    ------------
Total Net Assets                                          100.0%   $  6,983,275
                                                          -----    ------------
                                                          -----    ------------

                            MONEY MARKET PORTFOLIO

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTES -- 23.0%
 $  475,000    Federal Home Loan Bank, 5.78%, 1/8/98               $    474,466
     25,000    Federal Home Loan Mortgage Corp., 5.38%, 1/6/98           24,981
                                                                   ------------
Total U.S. Government Agency Notes (amortized cost -- $499,447)    $    499,447
                                                                   ------------
SHORT-TERM CORPORATE NOTES -- 77.6%

BANKING -- 22.8%
   $150,000    Abbey National North America, 5.48%, 2/3/98         $    149,246
    160,000    Banque Nationale De Paris (NY), 5.56%, 1/5/98            159,901
    184,000    Halifax plc, 5.55%, 1/5/98                               183,887
                                                                   ------------
                                                                        493,034
                                                                   ------------
ENTERTAINMENT -- 4.6%
    100,000    Walt Disney Co., 5.72%, 1/13/98                           99,809
                                                                   ------------
MACHINERY/ENGINEERING -- 4.6%
    100,000    Deere (John) Capital Corp., 5.77%, 1/9/98                 99,872
                                                                   ------------

MISCELLANEOUS FINANCIAL SERVICES -- 20.7%
    100,000    Associates Corp., N.A., 5.78%, 1/5/98                     99,936
    100,000    Beneficial Corp., 5.65%, 1/8/98                           99,890
    100,000    Merrill Lynch & Co., Inc., 5.85%, 1/14/98                 99,789
    150,000    Morgan Stanley Dean Witter Discover, 5.51%, 1/15/98      149,678
                                                                   ------------
                                                                        449,293
                                                                   ------------
SOVEREIGN -- 13.4%
    180,000    Canadian Wheat Board, 5.45%, 1/6/98                      179,864
    110,000    Sweden (Kingdom of), 5.22%, 3/16/98                      108,752
                                                                   ------------
                                                                        288,616
                                                                   ------------
TELECOMMUNICATIONS -- 4.6%
    100,000    American Telephone & Telegraph Co., 5.71%, 1/12/98        99,826
                                                                   ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 6.9%
    150,000    Coca Cola Co., 5.44%, 1/22/98                            149,524
                                                                   ------------
Total Short-Term Corporate Notes (amortized cost -- $1,679,974)    $  1,679,974
                                                                   ------------
Total Investments (amortized cost -- $2,179,421)          100.6%   $  2,179,421
Liabilities in Excess of Other Assets                      (0.6)        (13,354)
                                                          -----    ------------
Total Net Assets                                          100.0%   $  2,166,067
                                                          -----    ------------
                                                          -----    ------------

               See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                                            U.S. GOVERNMENT      MONEY
                                  EQUITY       SMALL CAP       MANAGED           INCOME          MARKET
                                 PORTFOLIO     PORTFOLIO      PORTFOLIO        PORTFOLIO       PORTFOLIO
                                -----------   ------------   ------------   ----------------   ----------
ASSETS
Investments, at value (cost --
  $20,962,136, $104,906,064,
  $394,593,623, $2,179,421 and
  $6,758,051, respectively)...  $28,879,870   $114,536,960   $466,764,545      $6,897,778      $2,179,421
Cash..........................        8,823             --         30,991           1,486           7,664
Receivable from investments
  sold........................           --      1,419,920             --              --              --
Receivable from fund shares
  sold........................       17,071        101,168        349,124           5,740              --
Dividends receivable..........       29,714         34,329        159,492              --              --
Interest receivable...........           --             --         36,006          98,362              --
Other assets..................          240            357          2,020             238             151
                                -----------   ------------   ------------   ----------------   ----------
          Total Assets........   28,935,718    116,092,734    467,342,178       7,003,604       2,187,236
                                -----------   ------------   ------------   ----------------   ----------
LIABILITIES
Payable for investments
  purchased...................           --      5,323,098             --              --              --
Payable for fund shares
  redeemed....................       75,053         62,271        103,403           3,121           4,917
Investment advisory fee
  payable.....................       21,901         79,892        338,529           4,102           1,405
Due to custodian..............           --         17,756             --              --              --
Other payables and accrued
  expenses....................       18,786         45,211        109,022          13,106          14,847
                                -----------   ------------   ------------   ----------------   ----------
          Total Liabilities...      115,740      5,528,228        550,954          20,329          21,169
                                -----------   ------------   ------------   ----------------   ----------
          Total Net Assets....  $28,819,978   $110,564,506   $466,791,224      $6,983,275      $2,166,067
                                -----------   ------------   ------------   ----------------   ----------
                                -----------   ------------   ------------   ----------------   ----------

COMPOSITION OF NET ASSETS
Par value ($.01 per share)....  $     7,892   $     41,923   $    110,147      $    6,644      $   21,663
Paid-in-capital in excess of
  par.........................   19,247,103     96,160,907    374,290,916       6,839,414       2,144,595
Accumulated undistributed net
  investment income...........      311,417        397,655      4,115,641              --              --
Accumulated net realized gain
  (loss) on investments.......    1,335,832      4,333,125     16,103,598          (2,510)           (191)
Net unrealized appreciation on
  investments.................    7,917,734      9,630,896     72,170,922         139,727              --
                                -----------   ------------   ------------   ----------------   ----------
          Total Net Assets....  $28,819,978   $110,564,506   $466,791,224      $6,983,275      $2,166,067
                                -----------   ------------   ------------   ----------------   ----------
                                -----------   ------------   ------------   ----------------   ----------
Fund shares outstanding.......      789,233      4,192,273     11,014,702         664,374       2,166,257
                                -----------   ------------   ------------   ----------------   ----------
Net asset value per share.....  $     36.52   $      26.37   $      42.38      $    10.51      $     1.00
                                -----------   ------------   ------------   ----------------   ----------
                                -----------   ------------   ------------   ----------------   ----------

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                         U.S. GOVERNMENT     MONEY
                                  EQUITY      SMALL CAP      MANAGED         INCOME         MARKET
                                PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                ----------   -----------   -----------   ---------------   ---------
INVESTMENT INCOME
  Dividends (net of foreign
     withholding taxes of
     $3,194, $2,271, $0, $0
     and $0, respectively)....  $  326,208   $   426,467   $ 3,032,861      $      --      $      --
  Interest....................     231,179       573,593     3,621,915        383,125        242,856
                                ----------   -----------   -----------   ---------------   ---------
     Total investment income..     557,387     1,000,060     6,654,776        383,125        242,856
                                ----------   -----------   -----------   ---------------   ---------
OPERATING EXPENSES
  Investment advisory fees
     (note 2A)................     199,896       498,382     2,321,835         35,757         17,502
  Custodian fees (note 1G)....      16,039        34,542        47,889         10,306          8,874
  Transfer and dividend
     disbursing agent fees....       9,239        10,328        11,706          4,929          8,560
  Audit fees..................       8,978        10,100        15,700          9,600          9,600
  Trustees' fees and
     expenses.................       9,614        19,188        28,217             --             --
  Reports and notices to
     shareholders.............       2,138         9,571        28,817            750            767
  Legal fees..................         443         1,253         5,500             97            100
  Miscellaneous...............       1,175        20,651        80,936          1,834            817
                                ----------   -----------   -----------   ---------------   ---------
     Total operating
       expenses...............     247,522       604,015     2,540,600         63,273         46,220
     Less: Investment advisory
       fees waived (note 2A)..          --            --            --         (8,028)        (3,123)
     Less: Expenses offset
       (note 1G)..............      (1,552)       (1,611)       (1,465)          (292)          (359)
                                ----------   -----------   -----------   ---------------   ---------
       Net operating
          expenses............     245,970       602,404     2,539,135         54,953         42,738
                                ----------   -----------   -----------   ---------------   ---------
       Net investment income..     311,417       397,656     4,115,641        328,172        200,118
                                ----------   -----------   -----------   ---------------   ---------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS -- NET
  Net realized gain (loss) on
     investments..............   1,335,830     4,341,925    16,103,603         13,044           (178)
  Net change in unrealized
     appreciation
     (depreciation) on
     investments..............   4,175,591     6,375,677    32,559,342        124,161             --
                                ----------   -----------   -----------   ---------------   ---------
       Net realized gain
          (loss) and change in
          unrealized
          appreciation
          (depreciation) on
          investments  .......   5,511,421    10,717,602    48,662,945        137,205           (178)
                                ----------   -----------   -----------   ---------------   ---------
Net increase in net assets
  resulting from operations...  $5,822,838   $11,115,258   $52,778,586      $ 465,377      $ 199,940
                                ----------   -----------   -----------   ---------------   ---------
                                ----------   -----------   -----------   ---------------   ---------

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                   EQUITY PORTFOLIO          SMALL CAP PORTFOLIO          MANAGED PORTFOLIO
                                               ------------------------   -------------------------   --------------------------
                                               YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                               ------------------------   -------------------------   --------------------------
                                                  1997         1996           1997         1996           1997          1996
                                               -----------  -----------   ------------  -----------   ------------  ------------
OPERATIONS
  Net investment income......................  $   311,417  $   188,895   $    397,656  $   226,925   $  4,115,641  $  2,161,819
  Net realized gain (loss) on investments....    1,335,830      672,433      4,341,925    1,679,412     16,103,603     6,639,637
  Net change in unrealized appreciation
    (depreciation) on investments............    4,175,591    2,218,378      6,375,677    2,142,715     32,559,342    18,285,659
                                               -----------  -----------   ------------  -----------   ------------  ------------
    Net increase in net assets resulting from
      operations.............................    5,822,838    3,079,706     11,115,258    4,049,052     52,778,586    27,087,115
                                               -----------  -----------   ------------  -----------   ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income......................     (188,895)    (111,781)      (226,926)    (211,870)    (2,161,818)   (1,378,070)
  Net realized gains.........................     (672,432)    (223,969)    (1,600,321)    (544,700)    (6,639,642)     (878,874)
                                               -----------  -----------   ------------  -----------   ------------  ------------
    Total dividends and distributions to
      shareholders...........................     (861,327)    (335,750)    (1,827,247)    (756,570)    (8,801,460)   (2,256,944)
                                               -----------  -----------   ------------  -----------   ------------  ------------
FUND SHARE TRANSACTIONS
  Net proceeds from sales....................   10,880,025    9,184,397     70,252,565   17,604,938    260,261,576    79,297,599
  Proceeds from shares issued in connection
    with the reorganization of the Bond
    Portfolio (see note 1)...................           --           --             --           --             --            --
  Reinvestment of dividends and
    distributions............................      861,327      335,750      1,827,247      756,533      8,801,460     2,256,944
  Cost of shares redeemed....................   (7,725,883)  (1,457,087)    (5,059,988)  (3,401,674)   (26,977,032)  (24,844,767)
                                               -----------  -----------   ------------  -----------   ------------  ------------
    Net increase (decrease) in net assets
      from fund share transactions...........    4,015,469    8,063,060     67,019,824   14,959,797    242,086,004    56,709,776
                                               -----------  -----------   ------------  -----------   ------------  ------------
        Total increase (decrease) in net
          assets.............................    8,976,980   10,807,016     76,307,835   18,252,279    286,063,130    81,539,947
NET ASSETS
  Beginning of year..........................   19,842,998    9,035,982     34,256,671   16,004,392    180,728,094    99,188,147
                                               -----------  -----------   ------------  -----------   ------------  ------------
  End of year (including undistributed net
    investment income of $311,417 and
    $188,895; $397,655 and $226,925;
    $4,115,641 and $2,161,818; $0 and $0 and
    $0 and $0, respectively).................  $28,819,978  $19,842,998   $110,564,506  $34,256,671   $466,791,224  $180,728,094
                                               -----------  -----------   ------------  -----------   ------------  ------------
                                               -----------  -----------   ------------  -----------   ------------  ------------

SHARES ISSUED AND REDEEMED
  Issued.....................................      328,269      339,540      2,800,876      837,586      6,451,958     2,403,077
  Shares issued in connection with the
    reorganization of the Bond Portfolio (see
    note 1)..................................           --           --             --           --             --            --
  Issued in reinvestment of dividends and
    distributions............................       28,807       13,029         83,857       38,520        243,943        73,016
  Redeemed...................................     (227,653)     (53,448)      (207,710)    (164,530)      (672,569)     (775,472)
                                               -----------  -----------   ------------  -----------   ------------  ------------
    Net increase (decrease)..................      129,423      299,121      2,677,023      711,576      6,023,332     1,700,621
                                               -----------  -----------   ------------  -----------   ------------  ------------
                                               -----------  -----------   ------------  -----------   ------------  ------------

                                                   U.S. GOVERNMENT
                                                  INCOME PORTFOLIO        MONEY MARKET PORTFOLIO
                                               -----------------------   -------------------------
                                               YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                                               -----------------------   -------------------------
                                                  1997         1996          1997         1996
                                               -----------  ----------   ------------  -----------
OPERATIONS
  Net investment income......................  $  328,172   $ 130,053    $    200,118  $  181,416
  Net realized gain (loss) on investments....      13,044      (7,891 )          (178)        (14 )
  Net change in unrealized appreciation
    (depreciation) on investments............     124,161     (26,424 )            --          --
                                               -----------  ----------   ------------  -----------
    Net increase in net assets resulting from
      operations.............................     465,377      95,738         199,940     181,402
                                               -----------  ----------   ------------  -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income......................    (328,172 )  (130,053 )      (200,118)   (181,416 )
  Net realized gains.........................      (7,663 )        --              --         (46 )
                                               -----------  ----------   ------------  -----------
    Total dividends and distributions to
      shareholders...........................    (335,835 )  (130,053 )      (200,118)   (181,462 )
                                               -----------  ----------   ------------  -----------
FUND SHARE TRANSACTIONS
  Net proceeds from sales....................   2,093,607   2,180,216       7,068,886   6,146,104
  Proceeds from shares issued in connection
    with the reorganization of the Bond
    Portfolio (see note 1)...................   2,172,639          --              --          --
  Reinvestment of dividends and
    distributions............................     335,840     130,663         200,008     182,704
  Cost of shares redeemed....................  (1,170,351 )  (297,024 )   (10,381,691) (5,405,790 )
                                               -----------  ----------   ------------  -----------
    Net increase (decrease) in net assets
      from fund share transactions...........   3,431,735   2,013,855      (3,112,797)    923,018
                                               -----------  ----------   ------------  -----------
        Total increase (decrease) in net
          assets.............................   3,561,277   1,979,540      (3,112,975)    922,958

NET ASSETS
  Beginning of year..........................   3,421,998   1,442,458       5,279,042   4,356,084
                                               -----------  ----------   ------------  -----------
  End of year (including undistributed net
    investment income of $311,417 and
    $188,895; $397,655 and $226,925;
    $4,115,641 and $2,161,818; $0 and $0 and
    $0 and $0, respectively).................  $6,983,275   $3,421,998   $  2,166,067  $5,279,042
                                               -----------  ----------   ------------  -----------
                                               -----------  ----------   ------------  -----------
SHARES ISSUED AND REDEEMED
  Issued.....................................     202,361     209,939       7,068,886   6,146,104
  Shares issued in connection with the
    reorganization of the Bond Portfolio (see
    note 1)..................................     212,587          --              --          --
  Issued in reinvestment of dividends and
    distributions............................      32,289      12,589         200,008     182,704
  Redeemed...................................    (112,598 )   (28,592 )   (10,381,691) (5,405,790 )
                                               -----------  ----------   ------------  -----------
    Net increase (decrease)..................     334,639     193,936      (3,112,797)    923,018
                                               -----------  ----------   ------------  -----------
                                               -----------  ----------   ------------  -----------

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the 'Trust') was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Equity Portfolio, the Small Cap Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio and the Money Market Portfolio (collectively, the 'Portfolios') are five of seven portfolios offered in the Trust. The accompanying financial statements and notes thereto are those of the Portfolios. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. Each portfolio is authorized to issue an unlimited number of shares of beneficial interest at $.01 par value.

     On February 26, 1997, the Securities and Exchange Commission approved an Order of Substitution (the 'Order') of shares of the U.S. Government Income Portfolio for shares of the OCC Accumulation Trust Bond Portfolio ('Bond Portfolio'). Pursuant to the Order, the Bond Portfolio transferred all of its net assets to shareholders of the Bond Portfolio which were exchanged for shares of the U.S. Government Income Portfolio with a value equivalent to the value of the net assets received by the U.S. Government Income Portfolio, including unrealized depreciation of securities of $2,273. In connection with the Order, the shareholders of the Bond Portfolio received 212,587 shares of the U.S. Government Income Portfolio. Immediately prior to the Order, the aggregate net assets of the U.S. Government Income Portfolio were $3,870,116.

     On October 14, 1997, the shareholders of the Trust approved a new investment advisory agreement with OpCap Advisors (the 'Adviser'). This agreement was substantially similar to the existing agreement and became effective on November 5, 1997. On November 4, 1997, PIMCO Advisors L.P. and its affiliates, acquired a one-third managing general partner interest in Oppenheimer Capital, whose subsidiary, OpCap Advisors, serves as Adviser to the Trust. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital became an indirect wholly-owned subsidiary of PIMCO Advisors. On November 3, 1997, CIBC Wood Gundy Securities Corp. acquired the business of Oppenheimer & Co., Inc., which is now called CIBC Oppenheimer Corp. Accordingly, CIBC Oppenheimer Corp. is no longer affiliated with OpCap Advisors or the Trust.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     The Money Market Portfolio: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a constant dollar amortization to maturity of the difference between the principal amount due at maturity and the initial cost of the security. The Equity, Small Cap, Managed and U.S. Government Income Portfolios: Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed 'matrix' prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

                             OCC ACCUMULATION TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  (B) FEDERAL INCOME TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     The Equity, Small Cap and Managed Portfolios: Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The U.S. Government Income and Money Market Portfolios: Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

     The Trust's portfolios record dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These 'book-tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital. At December 31, 1997, the Trust's portfolios did not have any permanent book-tax differences.

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSES OFFSET

     The Portfolios benefit from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolios.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  (A) The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of each Portfolio's net assets as of the close of business each day at the following annual rates: .80%

                             OCC ACCUMULATION TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

for each of the Equity, Small Cap and Managed Portfolios on the first $400 million, .75% on the next $400 million and .70% thereafter; .60% for the U.S. Government Income Portfolio and .40% for the Money Market Portfolio. The Adviser has agreed to waive that portion of each advisory fee and to assume any necessary expense to limit total operating expenses of each Portfolio to 1.00% (net of expenses offset) of average net assets on an annual basis.


  (B) Total brokerage commissions paid by the Equity, Small Cap and Managed Portfolios amounted to $21,025, $213,701 and $224,795, respectively, of which CIBC Oppenheimer Corp. received $5,221, $76,787 and $82,229, respectively, for the year ended December 31, 1997.

(3) PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 1997, purchases and sales of investment securities, other than short-term securities, were as follows:

                                                            U.S. GOVERNMENT
                 EQUITY       SMALL CAP       MANAGED           INCOME         MONEY MARKET
               PORTFOLIO      PORTFOLIO      PORTFOLIO         PORTFOLIO        PORTFOLIO*
               ----------    -----------    ------------    ---------------    ------------
Purchases...   $9,063,484    $94,834,620    $202,762,481       $8,217,249      $55,993,887
Sales.......    6,761,706     36,458,722      73,100,691        4,678,959       59,337,929

------------------
* All short-term securities and maturities.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     At December 31, 1997, the composition of unrealized appreciation (depreciation) on investment securities and the cost of investments for Federal income tax purposes were as follows:

                        APPRECIATION    (DEPRECIATION)        NET          TAX COST
                        ------------    --------------    -----------    ------------
Equity Portfolio.....   $ 7,958,426      ($    40,692)    $ 7,917,734    $ 20,962,136
Small Cap Portfolio..    11,747,701        (2,125,803)      9,621,898     104,915,602
Managed Portfolio....    76,339,940        (4,169,018)     72,170,922     394,593,623
U.S. Government
  Income Portfolio...       137,995              (779)        137,216       6,760,526
Money Market
  Portfolio..........            --                --              --       2,179,421

(5) CAPITAL LOSS CARRY-FORWARDS

     At December 31, 1997, the Money Market Portfolio's accumulated net realized capital losses available as a reduction against future net realized capital gains were $47 of which $14 will expire in 2004 and $33 will expire in 2005. Capital losses incurred after October 31, 1997 are deemed to arise on the first business day of the following tax year. During the fiscal year ended December 31, 1997, the Money Market Portfolio incurred and elected to defer $145 in net capital losses. To the extent these capital loss carry-forwards are used to offset future net capital gains, the gains offset will not be distributed to shareholders. Additionally, the U.S. Government Income Portfolio utilized $6,203 of net capital loss carry-forward during the fiscal year ended December 31, 1997.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            INCOME FROM                               DIVIDENDS AND
                                                       INVESTMENT OPERATIONS                          DISTRIBUTIONS
                                               --------------------------------------  -------------------------------------------
                                                               NET                                   DISTRIBUTIONS
                                                            REALIZED                                       TO            TOTAL
                                                               AND          TOTAL      DIVIDENDS TO   SHAREHOLDERS     DIVIDENDS
                                    NET ASSET              UNREALIZED   INCOME (LOSS)  SHAREHOLDERS     FROM NET          AND
                                     VALUE,       NET      GAIN (LOSS)      FROM         FROM NET       REALIZED     DISTRIBUTIONS
                                    BEGINNING  INVESTMENT      ON        INVESTMENT     INVESTMENT      GAINS ON       TO SHARE-
                                    OF PERIOD    INCOME    INVESTMENTS   OPERATIONS       INCOME      INVESTMENTS       HOLDERS
                                    ---------  ----------  -----------  -------------  ------------  --------------  -------------
EQUITY PORTFOLIO
Year Ended December 31, 1997......    $30.07      $0.39        $7.34        $7.73         ($0.28)        ($1.00)        ($ 1.28)
Year Ended December 31, 1996......     25.05       0.21         5.52         5.73          (0.24)         (0.47)          (0.71)
Year Ended December 31, 1995......     18.12       0.31         6.71         7.02          (0.09)            --           (0.09)
September 16, 1994 (3) to December
 31, 1994.........................     18.57       0.09        (0.54)       (0.45)            --             --              --

                                                                           RATIOS
                                                              ---------------------------------
                                                                RATIO
                                                               OF NET
                                                              OPERATING     RATIO
                                                              EXPENSES      OF NET
                                     NET              NET        TO       INVESTMENT
                                    ASSET           ASSETS,    AVERAGE      INCOME
                                    VALUE            END OF      NET          TO       PORTFOLIO  AVERAGE
                                    END OF  TOTAL    PERIOD    ASSETS      AVERAGE     TURNOVER  COMMISSION
                                    PERIOD RETURN*  (000'S)      (5)      NET ASSETS     RATE       RATE
                                    ------ -------  --------  ---------  ------------  --------- ----------
EQUITY PORTFOLIO
Year Ended December 31, 1997......  $36.52  26.6%   $28,820   0.99%(2)      1.25%(2)      32%     $0.0557
Year Ended December 31, 1996......   30.07  23.4%    19,843   0.93%(1)      1.29%(1)      36%      0.0588
Year Ended December 31, 1995......   25.05  38.9%     9,036   0.72%(1)      1.74%(1)      31%          --
September 16, 1994 (3) to December
 31, 1994.........................   18.12  (2.4%)    4,281   0.72%(1,4)    1.80%(1,4)     6%          --

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.15%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995 and 2.09% and 0.43%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                                                            INCOME FROM                               DIVIDENDS AND
                                                       INVESTMENT OPERATIONS                          DISTRIBUTIONS
                                               --------------------------------------  -------------------------------------------
                                                               NET                                   DISTRIBUTIONS
                                                            REALIZED                                       TO            TOTAL
                                                               AND          TOTAL      DIVIDENDS TO   SHAREHOLDERS     DIVIDENDS
                                    NET ASSET              UNREALIZED   INCOME (LOSS)  SHAREHOLDERS     FROM NET          AND
                                     VALUE,       NET      GAIN (LOSS)      FROM         FROM NET       REALIZED     DISTRIBUTIONS
                                    BEGINNING  INVESTMENT      ON        INVESTMENT     INVESTMENT      GAINS ON       TO SHARE-
                                    OF PERIOD    INCOME    INVESTMENTS   OPERATIONS       INCOME      INVESTMENTS       HOLDERS
                                    ---------  ----------  -----------  -------------  ------------  --------------  -------------
SMALL CAP PORTFOLIO
Year Ended December 31, 1997......    $22.61      $0.08        $4.73        $4.81         ($0.13)        ($0.92)        ($ 1.05)
Year Ended December 31, 1996......     19.91       0.14         3.45         3.59          (0.25)         (0.64)          (0.89)
Year Ended December 31, 1995......     17.38       0.26         2.37         2.63          (0.05)         (0.05)          (0.10)
September 16, 1994 (3) to December
 31, 1994.........................     17.49       0.06        (0.17)       (0.11)            --             --              --

                                                                           RATIOS
                                                              ---------------------------------
                                                                RATIO
                                                               OF NET
                                                              OPERATING     RATIO
                                                              EXPENSES      OF NET
                                     NET              NET        TO       INVESTMENT
                                    ASSET           ASSETS,    AVERAGE      INCOME
                                    VALUE            END OF      NET          TO       PORTFOLIO  AVERAGE
                                    END OF  TOTAL    PERIOD    ASSETS      AVERAGE     TURNOVER  COMMISSION
                                    PERIOD RETURN*  (000'S)      (5)      NET ASSETS     RATE       RATE
                                    ------ -------  --------  ---------  ------------  --------- ----------
SMALL CAP PORTFOLIO
Year Ended December 31, 1997......  $26.37  22.2%  $110,565   0.97%(2)      0.64%(2)      68%     $0.0549
Year Ended December 31, 1996......   22.61  18.7%    34,257   0.93%(1)      1.03%(1)      50%      0.0493
Year Ended December 31, 1995......   19.91  15.2%    16,004   0.74%(1)      1.75%(1)      69%          --
September 16, 1994 (3) to December
 31, 1994.........................   17.38  (0.6%)    9,210   0.74%(1,4)    1.22%(1,4)    32%          --

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.92%, respectively, for the year ended December 31, 1996, 0.99% and 1.50%, respectively, for the year ended December 31, 1995 and 1.64% and 0.32%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                                                            INCOME FROM                               DIVIDENDS AND
                                                       INVESTMENT OPERATIONS                          DISTRIBUTIONS
                                               --------------------------------------  -------------------------------------------
                                                               NET                                   DISTRIBUTIONS
                                                            REALIZED                                       TO            TOTAL
                                                               AND          TOTAL      DIVIDENDS TO   SHAREHOLDERS     DIVIDENDS
                                    NET ASSET              UNREALIZED   INCOME (LOSS)  SHAREHOLDERS     FROM NET          AND
                                     VALUE,       NET      GAIN (LOSS)      FROM         FROM NET       REALIZED     DISTRIBUTIONS
                                    BEGINNING  INVESTMENT      ON        INVESTMENT     INVESTMENT      GAINS ON       TO SHARE-
                                    OF PERIOD    INCOME    INVESTMENTS   OPERATIONS       INCOME      INVESTMENTS       HOLDERS
                                    ---------  ----------  -----------  -------------  ------------  --------------  -------------
MANAGED PORTFOLIO
Year Ended December 31, 1997......    $36.21      $0.34        $7.45        $7.79         ($0.40)        ($1.22)        ($ 1.62)
Year Ended December 31, 1996......     30.14       0.43         6.31         6.74          (0.41)         (0.26)          (0.67)
Year Ended December 31, 1995......     20.83       0.42         9.02         9.44          (0.13)            --           (0.13)
September 16, 1994 (3) to December
 31, 1994.........................     21.80       0.14        (1.11)       (0.97)            --             --              --

                                                                           RATIOS
                                                              ---------------------------------
                                                                RATIO
                                                               OF NET
                                                              OPERATING     RATIO
                                                              EXPENSES      OF NET
                                     NET              NET        TO       INVESTMENT
                                    ASSET           ASSETS,    AVERAGE      INCOME
                                    VALUE            END OF      NET          TO       PORTFOLIO  AVERAGE
                                    END OF  TOTAL    PERIOD    ASSETS      AVERAGE     TURNOVER  COMMISSION
                                    PERIOD RETURN*  (000'S)      (5)      NET ASSETS     RATE       RATE
                                    ------ -------  --------  ---------  ------------  --------- ----------
MANAGED PORTFOLIO
Year Ended December 31, 1997......  $42.38   22.3%  $466,791  0.87%(2)      1.42%(2)       32%    $0.0571
Year Ended December 31, 1996......   36.21   22.8%   180,728  0.84%(1)      1.66%(1)       27%     0.0592
Year Ended December 31, 1995......   30.14   45.6%    99,188  0.66%(1)      1.85%(1)       22%         --
September 16, 1994 (3) to December
 31, 1994.........................   20.83   (4.4%)   54,943  0.66%(1,4)    2.34%(1,4)      8%         --

(1) During the periods noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, 0.74% and 1.77%, respectively, for the year ended December 31, 1995 and 0.96% and 2.04%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                                                            INCOME FROM                               DIVIDENDS AND
                                                       INVESTMENT OPERATIONS                          DISTRIBUTIONS
                                               --------------------------------------  -------------------------------------------
                                                               NET                                   DISTRIBUTIONS
                                                            REALIZED                                       TO            TOTAL
                                                               AND          TOTAL      DIVIDENDS TO   SHAREHOLDERS     DIVIDENDS
                                    NET ASSET              UNREALIZED   INCOME (LOSS)  SHAREHOLDERS     FROM NET          AND
                                     VALUE,       NET      GAIN (LOSS)      FROM         FROM NET       REALIZED     DISTRIBUTIONS
                                    BEGINNING  INVESTMENT      ON        INVESTMENT     INVESTMENT      GAINS ON       TO SHARE-
                                    OF PERIOD    INCOME    INVESTMENTS   OPERATIONS       INCOME      INVESTMENTS       HOLDERS
                                    ---------  ----------  -----------  -------------  ------------  --------------  -------------
U.S. GOVERNMENT INCOME PORTFOLIO
Year Ended December 31, 1997......   $10.38      $0.57        $0.14        $0.71         ($0.57)        ($0.01)        ($ 0.58)
Year Ended December 31, 1996......    10.62       0.55        (0.24)        0.31          (0.55)            --           (0.55)
January 3, 1995 (3) to December
 31, 1995.........................    10.00       0.60         0.68         1.28          (0.60)         (0.06)          (0.66)

                                                                           RATIOS
                                                              ---------------------------------
                                                                RATIO
                                                               OF NET
                                                              OPERATING     RATIO
                                                              EXPENSES      OF NET
                                     NET              NET        TO       INVESTMENT
                                    ASSET           ASSETS,    AVERAGE      INCOME
                                    VALUE            END OF      NET          TO       PORTFOLIO  AVERAGE
                                    END OF  TOTAL    PERIOD    ASSETS      AVERAGE     TURNOVER  COMMISSION
                                    PERIOD RETURN*  (000'S)      (5)      NET ASSETS     RATE       RATE
                                    ------ -------  --------  ---------  ------------  --------- ----------
U.S. GOVERNMENT INCOME PORTFOLIO
Year Ended December 31, 1997......  $10.51   7.0%    $6,983   0.93%(1,2)   5.51%(1,2)     80%        --
Year Ended December 31, 1996......   10.38   3.0%     3,422   0.96%(1)     5.27%(1)       31%        --
January 3, 1995 (3) to December
 31, 1995.........................   10.62  13.1%     1,442   0.75%(1,4)   5.75%(1,4)     65%        --

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.06% and 5.37%, respectively, for the year ended December 31, 1997, 2.34% and 3.87%, respectively, for the year ended December 31, 1996 and 4.73% and 1.77%, annualized, respectively, for the period January 3, 1995 (commencement of operations) to December 31, 1995.

                                                            INCOME FROM                               DIVIDENDS AND
                                                       INVESTMENT OPERATIONS                          DISTRIBUTIONS
                                               --------------------------------------  -------------------------------------------
                                                               NET                                   DISTRIBUTIONS
                                                            REALIZED                                       TO            TOTAL
                                                               AND          TOTAL      DIVIDENDS TO   SHAREHOLDERS     DIVIDENDS
                                    NET ASSET              UNREALIZED   INCOME (LOSS)  SHAREHOLDERS     FROM NET          AND
                                     VALUE,       NET      GAIN (LOSS)      FROM         FROM NET       REALIZED     DISTRIBUTIONS
                                    BEGINNING  INVESTMENT      ON        INVESTMENT     INVESTMENT      GAINS ON       TO SHARE-
                                    OF PERIOD    INCOME    INVESTMENTS   OPERATIONS       INCOME      INVESTMENTS       HOLDERS
                                    ---------  ----------  -----------  -------------  ------------  --------------  -------------
MONEY MARKET PORTFOLIO
Year Ended December 31, 1997......     $1.00      $0.05       ($0.00)       $0.05         ($0.05)            --         ($ 0.05)
Year Ended December 31, 1996......      1.00       0.04        (0.00)        0.04          (0.04)        ($0.00)          (0.04)
Year Ended December 31, 1995......      1.00       0.05         0.00         0.05          (0.05)            --           (0.05)
September 16, 1994 (3) to December
 31, 1994.........................      1.00       0.01           --         0.01          (0.01)            --           (0.01)

                                                                           RATIOS
                                                              ---------------------------------
                                                                RATIO
                                                               OF NET
                                                              OPERATING     RATIO
                                                              EXPENSES      OF NET
                                     NET              NET        TO       INVESTMENT
                                    ASSET           ASSETS,    AVERAGE      INCOME
                                    VALUE            END OF      NET          TO       PORTFOLIO  AVERAGE
                                    END OF  TOTAL    PERIOD    ASSETS      AVERAGE     TURNOVER  COMMISSION
                                    PERIOD RETURN*  (000'S)      (5)      NET ASSETS     RATE       RATE
                                    ------ -------  --------  ---------  ------------  --------- ----------
MONEY MARKET PORTFOLIO
Year Ended December 31, 1997......  $1.00    4.7%    $2,166   0.98%(1,2)    4.57%(1,2)     --        --
Year Ended December 31, 1996......   1.00    4.5%     5,279   1.01%(1)      4.43%(1)       --        --
Year Ended December 31, 1995......   1.00    5.1%     4,356   1.00%(1)      4.94%(1)       --        --
September 16, 1994 (3) to December
 31, 1994.........................   1.00    1.2%     3,520   1.00%(1,4)    4.13%(1,4)     --        --

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.06% and 4.50%, respectively, for the year ended December 31, 1997, 1.30% and 4.13%, respectively, for the year ended December 31, 1996, 1.14% and 4.80%, respectively, for the year ended December 31, 1995 and 2.03% and 3.10%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

------------------
(2) Average net assets for the year ended December 31, 1997 were $24,986,972, $62,297,759, $290,421,930, $5,959,450 and $4,375,569 for the Equity, Small
    Cap, Managed, U.S. Government Income and Money Market Portfolios, respectively.

(3) Commencement of operations.

(4) Annualized.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

  * Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                      Report of Independent Accountants

To the Shareholders and Trustees of
OCC Accumulation Trust


     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Portfolio, Small Cap Portfolio, Managed Portfolio, U.S. Government Income Portfolio and Money Market Portfolio, (five of the seven portfolios constituting OCC Accumulation Trust, hereafter referred to as the "Trust") at December 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
February 11, 1998